LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JANUARY 7, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2013, OF

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

The section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers” is replaced with the following text:

Portfolio managers: Stephen S. Smith and David F. Hoffman, CFA, have been the fund’s Portfolio Managers since 2009. John P. McIntyre, CFA, has been the fund’s Portfolio Manager/Senior Research Analyst since 2012 and was the fund’s Associate Portfolio Manager/Senior Research Analyst from 2011-2012.

The section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is replaced with the following text:

Portfolio managers

Stephen S. Smith, David F. Hoffman, CFA, and John P. McIntyre, CFA, are the fund’s Portfolio Managers and are responsible for the day-to-day management of the fund. Mr. Smith is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1991. Mr. Hoffman is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Mr. McIntyre has been the fund’s Portfolio Manager/Senior Research Analyst since 2012 and was the fund’s Associate Portfolio Manager/Senior Research Analyst from 2011-2012. Mr. McIntyre is responsible for research and market insight for the fund and has been employed at Brandywine Global since 1998.

The fund’s SAI provides information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the fund.

Please retain this supplement for future reference.

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